UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 3, 2014

QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	333-184501	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2014, QVC, Inc. ("QVC"), an indirect wholly-owned subsidiary of Liberty Interactive Corporation, announced that Claire A. Watts, Chief Executive Officer, QVC-U.S., resigned from her position with QVC effective September 5, 2014.

A copy of QVC’s press release announcing Ms. Watts’s resignation is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: September 3, 2014	By:/s/ JOHN F. MISKO
John F. Misko
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 3, 2014

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